Initial Public Offering	3 Months Ended
Mar. 11, 2021
Equity [Abstract]
Initial Public Offering
NOTE 3. INITIAL PUBLIC OFFERING
On March 11, 2021, the Company consummated its Initial Public Offering of 23,000,000 Public Shares, including the 3,000,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Public Share, generating gross proceeds of $230.0 million, and incurring offering costs of approximately $13.1 million, of which approximately $8.1 million was for deferred underwriting commissions.
Of the 23,000,000 Public Shares, an aggregate of 112,500 Public Shares was purchased by certain of the Company’s directors and officers (the “Affiliated Shares”).